Exhibit 10(ag)


                                                As of January 19, 1999


Big Smith Brands, Inc.
7100 W. Camino Real
Boca Raton, Florida 33433

Ladies and Gentlemen:

Big Smith Brands, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement with D.L. Cromwell Investments, Inc. (the "Placement Agent") as follows:

1. Description of Transaction. The Company proposes to issue and sell through the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), to a limited number of persons meeting criteria for "Accredited Investor" status (as more fully described in the confidential private offering Term Sheet dated the date hereof and exhibits thereto, as the same may be supplemented from time to time (the "Term Sheet"), 1,100,000 units (the "Units"), each consisting of (1) share ("Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock") and one Class A Warrant and one Class B Warrant (the "Warrants") to purchase one (1) share of Common Stock at an offering price of $1.00 per Unit (the "Private Offering"). The Shares and the Warrants which comprise the Units will be detached and are separately transferable. Each Class A Warrant shall be exercisable at a price of $1.50 per share and each Class B Warrant shall be exercisable at a price of $1.75 during the period commencing February 1, 1999 and terminating January 31, 2002. The Private Offering shall be conducted on a "best efforts" basis by the Placement Agent.

             The full terms of the Private Offering and the securities to be sold in connection therewith, are more fully described in the Term Sheet. Capitalized terms not defined herein shall have the meaning set forth in the Term Sheet.

2. Appointment of the Placement Agent. On the basis of the representations, warranties, covenants and agreements of the Placement Agent contained herein and subject to the conditions contained herein, the Company hereby appoints the Placement Agent as its exclusive agent to offer and sell to Accredited Investors the Units, on a "best efforts" basis, until the earlier of (i) the date on which all of the Units offered in the Private Offering have been sold, or (ii) on or before the close of business on January 29, 1999, or (iii) such earlier date as shall be determined by the Company in its sole discretion (the "Offering Expiration Date"). The Placement Agent, on the basis of the representations, warranties, covenants and agreements of the Company contained herein, and subject to the conditions contained herein, accepts such appointment and agrees to use its reasonable efforts to sell the Units. It is understood that the Placement Agent has no commitment to sell the Units other than to use its reasonable efforts.

3. Purchase, Sale and Delivery of the Units. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the parties agree that:





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        (a) Regulation D Placement.  Neither the offer nor the sale of the Units has been or will be registered with the U.S. Securities and Exchange Commission ("SEC"). The Units will be offered and sold in reliance upon the exemption from registration provided by Regulation D ("Reg D") adopted under the Securities Act, and will only be sold to "Accredited Investors" as such term is defined under Reg D; the Units will be offered for sale only in states in which the Units have been qualified or registered for sale or are exempt from such qualification or registration and the conditions for such exemption have been met; and the Company will provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, with any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with the rules, regulations and judicial and administrative interpretations concerning compliance with applicable federal and state statutes and regulations.

        (b) Subscription for the Units. Subscription for the Units shall occur by execution and delivery by the subscriber of a subscription agreement (the "Subscription Agreement") in the form annexed to the Term Sheet, together with the accredited investor questionnaire form (the "Investor Questionnaire" and together with the Subscription Agreement the "Subscription Documents") and such other documents and instruments as are set forth in the Term Sheet and payment of the required subscription amount (the "Subscription Payment") all in accordance with the terms of the Subscription Agreement.

        (c) Distribution of Proceeds; Closing; Termination of Private Offering. The Company shall deliver to the Placement Agent within 5 days following each Closing Date, on behalf of the Subscribers, the certificates evidencing the Unit against payment therefor, after deducting the amounts set forth in Section 4 below.

        (d) Registration Rights. The Subscribers shall have registration rights, as described in the Subscription Agreement.

        (e) Closing. Each of the Closings will occur on such date and at such time and place as the Placement Agent and the Company agree, prior to the Offering Expiration Date. On each Closing Date, the parties shall deliver the closing documents described in Section 8 of this Agreement as well as such other documents as the Company and the Placement Agent and their respective legal counsel reasonably request.

4. Compensation of Placement Agent. As compensation for its services rendered as Placement Agent under this Agreement, the Placement Agent shall receive at each
Closing: (i) a placement fee equal to ten percent (10%) of the gross proceeds from the sale of the Units, (ii) a nonaccountable expense allowance of one percent (1%) of the gross proceeds, and (ii) Placement Agent warrants (the "Placement Agent Warrants") to purchase that number of Units equal to ten percent (10%) of the aggregate number of Units sold. The Placement Agent Warrants will be exercisable for a period ending three (3) years after issuance of the Units upon which such Placement Agent Warrants are based, at an exercise price per Unit equal to $1.20 per Unit. The securities underlying the Placement Agent Warrants will be registered contemporaneously with the registration of the Units.

5. Representations and Warranties of the Company. The Company represents and warrants



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to the Placement Agent that:

        (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own or lease and operate its properties and to conduct its business and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company (a "Material Adverse Effect").

        (b) Corporate Authorization. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity and public policy considerations, including with respect to indemnification and contribution for liabilities under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"). The execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated, and the compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both: (i) result in any violation of the Certificate of Incorporation or Bylaws of the Company, (ii) result in a material breach of or material conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected, (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business or (iv) have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate its properties and to conduct its business.

        (c) Consents. No authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body, other than under the Securities Act, the rules and regulations of the SEC promulgated pursuant thereto (the "Regulations"), and the rules and regulations of the state securities laws of the states in which offers or sales will be made, is required for the valid authorization, issuance, sale and delivery of the Securities in accordance herewith or the consummation by the Company of the transactions contemplated by this Agreement.

        (d) Authorization. The issuance and sale of the Units have been duly authorized and, upon closing of the Private Offering and delivery to the Company of the net proceeds therefrom, the Shares included in the Units will be validly issued, fully paid and non-assessable, and holders thereof will not be subject to personal liability solely by reason of being such holders. Upon



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proper exercise of the Warrants and the Placement Agent's  Warrants,  the shares of Common Stock issued thereby will be validly issued, fully paid and non-assessable. Except as described in the Term Sheet, the Common Stock issuable upon exercise of the Warrants and the Placement Agent's Warrants is not and will not be subject to preemptive rights of any stockholder of the Company. The Shares, the Warrants and the Placement Agent's Warrants conform to the descriptions thereof contained in the Term Sheet.

        (e) Noncontravention. The Company is not in violation of, or in default under: (i) any term or provision of its Certificate of Incorporation or Bylaws;
(ii) any material term or provision or any financial covenants of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or its property or business is or may be bound or affected, or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any its properties or business except for violations or defaults which, individually or in the aggregate, do not have a Material Adverse Effect. Except as disclosed in the Term Sheet, the Company owns, possesses or has obtained all governmental and other (including those obtainable from third parties) licenses, permits, certifications, patents, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties, whether tangible or intangible, of which the failure to obtain could reasonably be expected to have a Material Adverse Effect, and to conduct any of the business or operations of the Company as presently conducted and all such licenses, permits, certifications, patents, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best knowledge of the Company, threatened, seeking to cancel, terminate or limit such licenses, permits, certifications, patents, registrations, approvals or consents or other authorizations.

        (f) Litigation. Except as set forth in the Term Sheet, there are no pending actions, suits, proceedings, or arbitrations, and the Company is not aware of any claims, investigations or inquiries, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal against the Company or involving its properties or business that, if determined adversely to the Company, could reasonably, individually or in the aggregate, be expected to result in a Material Adverse Effect or that question the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or businesses are bound or subject.

        (g)  No  Adverse  Change.   Since  the  respective  dates  as  of  which
information is given in the Term Sheet and the Company's latest financial statements, except as disclosed in the Term Sheet, the Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and has not sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; prior to each Closing Date there will not be, any changes in the capital stock or any material increases in the long-term debt of the Company or any



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materially  adverse  change in or  affecting  the general  affairs,  management, financial condition, stockholders' equity, results of operations or prospects of the Company, other than in the ordinary course of business or as set forth in the Term Sheet.

6. Covenants of the Company.

        (a) Term Sheet. The Company will furnish the Placement Agent, during the Private Offering, with as many copies of the Term Sheet (and any amendments or supplements thereto) as the Placement Agent may reasonably request. If, during the Private Offering, any event occurs as a result of which the Term Sheet, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it otherwise shall be necessary to amend or supplement the Term Sheet to comply with applicable law, the Company will forthwith notify the Placement Agent thereof, and furnish to the Placement Agent in such quantities as may be reasonably requested, an amendment or supplement to the Term Sheet, or an amended or supplemented Term Sheet which corrects such statements or omissions or causes the Term Sheet to comply with applicable law.

        (b) State Securities Registration. The Company will take all necessary action and file all necessary forms and documents in order to qualify or register the Units for sale under the securities laws of the states in which offers or sales will be made, such states to be mutually agreed upon between the Company and the Placement Agent (the "Agreed-Upon States"), or to take any necessary action and file any necessary forms which are required to obtain an exemption from such qualification or registration in such jurisdictions; it being understood that the Company's obligation herein is subject to the Placement Agent not soliciting investors in states other than the Agreed-Upon States and advising the Company and its counsel promptly of the states in which Subscribers who submit Subscription Documents to the Placement Agent reside.
The Company will promptly advise the Placement Agent:

               (i) if any securities regulator of any state shall make a request or suggestion of or to the Company of any amendment to the Term Sheet or any registration materials or for any additional information, including the nature and substance thereof; and

               (ii) of the issuance of a stop order suspending the qualification of the Securities for sale in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use its reasonable best efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest reasonably practicable date.

The Company will provide the Placement Agent with copies of any additional information, documents and instruments which the Placement Agent's counsel shall determine to be necessary to comply with the rules, regulations and judicial and administrative interpretations in those states and jurisdictions where the Units are to be offered for sale or sold for delivery to all offerees and purchasers. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Units have been offered or sold. The Placement Agent will not make offers or sales of the Units in any jurisdiction in which the Units have not



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been  qualified  or  registered,  or are not exempt from such  qualification  or registration.

        (c) Stock Listing. The Company's Common Stock is currently traded on the OTC Bulletin Board. The Company will cooperate with the Placement Agent in listing the Units on the OTC Bulletin Board.

        (d) Reservation of Shares. The Company will reserve for issuance sufficient shares of Common Stock for issuance in connection with the Units and the exercise of the Warrants and the Placement Agent Warrants.

        (e) Delivery of Certificates. Within five days after the Closing Date, the Company will have delivered to the Placement Agent certificates evidencing the Units and Placement Agent Warrants.

        (f) Issuance of Additional Securities. The Company hereby agrees to not issue any additional shares of Common Stock or securities convertible into or exercisable for Common Stock until July 22, 2000 without the prior written consent of the Placement Agent, except for the issuance of shares issuable upon exercise of options under the Company's plan outstanding on the date hereof, provided that options held by officers and directors shall be subject to the lockup described in Section 7(d) of this Agreement.

7. Conditions to Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied in all material respects hereunder at or prior to each Closing Date;

        (b) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors for the execution and delivery of this Agreement, the issuance of the Shares, the Warrants and the Placement Agent's Warrants and the performance by the Company of its obligations hereunder and thereunder, if applicable, and the consummation of the Private Offering;

        (c) Representations and Warranties. The representations and warranties of the Company, set forth in Section 5 hereof, will be, as of the Closing Date, accurate in all material respects; and

        (d) Lockups. All officers directors and the Lebowitz Family Trust have executed Lockup Agreements in the form provided by the Placement Agent and the Company shall have delivered the Stop Transfer Instructions to the Transfer Agent.

8. Expenses of Sale. In addition to the fees payable to the Placement Agent pursuant to Section 4 herein, the Company will pay all of its expenses incident to the proposed sale and



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delivery  of the Units,  whether or not the  Private  Offering  is  consummated, including, without limitation, (a) the fees, disbursements and expenses of its counsel and accountants, (b) all fees and expenses of registering or qualifying the Units for offer and sale in the applicable states, or obtaining exemptions therefrom, and (c) all other expenses relating to the offering of the Units. The Placement Agent shall be responsible for the fees, disbursements and expenses of its counsel.


If the Private Offering is not completed because (i) of any reason solely within the control of the Company, its management, or its stockholders, (ii) the Company unilaterally terminates the Private Offering or withdraws the Private Offering from the Placement Agent for any reason, other than unreasonable delays by the Placement Agent, or (iii) of any material discrepancy in any representation made by the Company to the Placement Agent or the failure of the Company to meet any of its material obligations under this Agreement, then the Company will be obligated to reimburse the Placement Agent as to its out-of-pocket expenses of up to $25,000 for its reasonable costs, expenses and legal fees incurred in connection with the Private Offering, of which amount may be increased at the request of the Placement Agent and with the approval of the Company.

9.      Indemnification and Contribution.

        (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, to the extent and only to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Term Sheet, or (B) in any Blue Sky Application (as hereinafter defined) or other document executed by the Company specifically for that purpose or based upon false or misleading written information furnished by the Company and filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Term Sheet or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Term Sheet or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or counsel for the Placement Agent specifically for use in the preparation of the Term Sheet or any such Blue Sky Application.



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        (b)  Indemnification  by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Term Sheet, or (B) in any Blue Sky Application, (ii) the omission or alleged omission to state in the Term Sheet or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Term Sheet, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Company and each director, officer and controlling person for any legal or other expenses reasonably incurred by the Company or such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Placement Agent will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or counsel for the Placement Agent specifically for use in the preparation of the Term Sheet or any such Blue Sky Application.

        (c) Procedure. Within five (5) business days (unless shorter period is required) of receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section 9 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

        (d) Contribution. If the indemnification provided for in this Section 9 is unavailable to any indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect



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the relative benefits received by the Company on the one hand, and the Placement
Agent on the other hand, from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Private Offering (net of sales commissions and non-accountable expense allowance, but before deducting expenses) received by the Company relative to the commissions and non-accountable expense allowance received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Placement Agent, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include, subject to the limitations set forth in Section 9(e) below, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

        (e) Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person committing fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution or indemnification from any person not committing such fraudulent misrepresentation.

10. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and of the Placement Agent herein will survive the delivery and execution hereof and the closing hereunder, and shall remain operative and in full force and effect for a period of two years from the Closing Date regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent within the meaning of the Securities Act, or by the Company or any person who controls the Company within the meaning of the Securities Act, and will survive delivery of the securities constituting the Shares hereunder and any termination of this Agreement. Notwithstanding anything contained herein to the contrary, the Placement Agent will promptly notify the Company if it becomes aware of any facts that could be deemed to be a breach of any representation or warranty of the Company.

11.     Termination.

        (a) Either the Placement Agent or the Company will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to each Closing Date if the other shall have failed, refused, or been unable, at or prior to the Offering Expiration



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

Date, to perform any of its respective obligations hereunder.

        (b) If the Placement Agent or the Company elects to terminate this Agreement pursuant to Subsections (i) or (ii) hereof, notice will be provided to the non-terminating party promptly by telephone, telecopier or telegram, and such notification will be confirmed by written notice as provided for in Section 13 below.

12. Notices. Any notice hereunder shall be in writing and shall be effective when delivered, or mailed by certified or registered mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to D.L. Cromwell Investments, Inc., 1200
N. Federal Highway, Boca Raton, Florida 33432 attention: David Davidson; with a copy to Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, Attention: Michael D. Karsch, Esq.; if to the Company, 7100 W.Camino Real, Suite 402, Boca Raton, Florida 33433 Attention: S. Peter Lebowitz, or, in each case, to such other address as the parties may hereinafter designate by like notice.

13. Parties. This Agreement will inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the persons described in Sections 9(a) and 9(b) hereof, and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement and the parties hereto may not assign their rights or obligations hereunder. No purchaser of any of the Shares will be construed as successor or assign merely by reason of such purchase.

14. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

15. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

16. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

17. Non-Waiver. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

18. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein Any and all prior



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

discussions, negotiations, commitments and understanding relating thereto are superseded hereby, including, without limitation, that certain engagement letter dated January 15, 1999, between the Company and the Placement Agent. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

19. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

20. Law. This Agreement will be deemed to have been made and delivered in Boca Raton, Florida, and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida, without application of the principles of conflicts of law.

        If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us.

                        BIG SMITH BRANDS, INC., a Delaware corporation



                        By:
                        S. Peter Lebowitz, President and Chief Executive Officer

CONFIRMED and ACCEPTED as of this 21st day of January, 1999 by the undersigned authorized representative.

                        D.L. CROMWELL INVESTMENTS, INC.



                        By:
                        David Davidson, Chief Executive Officer




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